UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2019 (August 7, 2019)

SENECA FOODS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751

(Address of Principal Executive Offices, including zip code)

(315) 926-8100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $.25 Par	SENEA	NASDAQ Global Market
Common Stock Class B, $.25 Par	SENEB	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

○	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
○	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
○	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
○	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                      Submission of Matters to a Vote of Security Holders

On August 7, 2019, the Company held its Annual Meeting of Shareholders.  As of the record date established in connection with the Annual Meeting, the following shares of voting stock were issued and outstanding: (i) 7,605,049 shares of Class A common stock, $0.25 par value per share (“Class A Common Stock”); (ii) 1,874,861 shares of Class B common stock, $0.25 par value per share (“Class B Common Stock”); (iii) 200,000 shares of Six Percent (6%) Cumulative Voting Preferred Stock, $0.25 par value per share (“6% Preferred Stock”); (iv) 407,240 shares of 10% Cumulative Convertible Voting Preferred Stock - Series A, $0.25 stated value per share (“10% Series A Preferred Stock”); and (v) 400,000 shares of 10% Cumulative Convertible Voting Preferred Stock - Series B, $0.25 stated value per share (“10% Series B Preferred Stock”).  Each share of Class B Common Stock, 10% Series A Preferred Stock, and 10% Series B Preferred Stock was entitled to one vote on each item submitted for consideration.  Each share of Class A Common Stock was entitled to one-twentieth (1/20) of one vote on each item submitted for consideration.  Each share of 6% Preferred Stock was entitled to one vote, but only with respect to the election of directors.

The following is a summary of the voting at the Annual Meeting:

Election of Directors:

At the Annual Meeting, John P. Gaylord, Kathryn J. Boor and Susan W. Stuart were elected directors of the Company, each to serve until the 2022 Annual Meeting.

Name	For	Withhold Authority	Broker Non-Votes
John P. Gaylord	2,844,558	12,856	233,031
Kathryn J. Boor	2,846,358	11,056	233,031
Susan W. Stuart	2,830,493	26,921	233,031

The Board of Directors is divided into three classes having staggered terms of three years each.  The terms of office of Peter R. Call, Samuel T. Hubbard, Jr. and Arthur S. Wolcott expire in 2020 and the terms of office of Keith A. Woodward, Kraig H. Kayser and Thomas Paulson expire in 2021.

Ratification of Independent Registered Public Accounting Firm:

At the Annual Meeting, the shareholders voted to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020.

For	Against	Abstentions
2,943,293	3,583	1,550

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           August 8, 2019

SENECA FOODS CORPORATION

By: /s/Jeffrey Van Riper

Jeffrey L. Van Riper

Vice President and Controller